LEASES (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Future minimum rental payments
The minimum future revenues to be received on time charters, which are accounted for as operating leases as of December 31, 2012 are as follows. These minimum future revenues exclude payments that are based on market rates and indices.

(in thousands of $)
Year ending December 31,
2013	20,742
2014	11,185
2015	—
2016	—
2017	—
Thereafter	—
31,927